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                                                                    Exhibit 10.1


                             SIMMONS HOLDINGS, INC.

                             1999 STOCK OPTION PLAN


1.       PURPOSE.

         The purpose of this 1999 Stock Option Plan (the "Plan") is to advance the interests of Simmons Holdings, Inc., a Delaware corporation (the "Company") by enhancing the ability of the Company and its Subsidiaries (as defined below) to attract and retain directors, employees, consultants or advisers who are in a position to make significant contributions to the success of the Company, to reward such individuals for their contributions and to encourage such individuals to take into account the long-term interests of the Company and its Subsidiaries. The Plan provides for the award of options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Shares").

         Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Code (each such option that is intended to qualify as an incentive stock option is referred to herein as an "incentive option") or options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

2.       ELIGIBILITY FOR AWARDS.

         Persons (as defined below) eligible to receive awards under the Plan shall be all directors (including directors who are not employees) of the Company and all executive officers of the Company and its Subsidiaries and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. Incentive options shall be granted only to "employees" as defined in the provisions of the Code or the regulations thereunder applicable to incentive stock options. Persons selected for awards under the Plan are referred to herein as "participants."

3.       ADMINISTRATION.

         The Plan shall be administered by the Board of Directors (the "Board") of the Company or, if applicable, the successors and assigns of the Company. The Board shall have authority, not inconsistent with the express provisions of the
Plan: (a) to grant awards to such participants as the Board may select; (b) to determine the time or times when awards shall be granted and the number and type of Option Shares (as defined below) subject to each award; (c) to determine which awards are, and which awards are not, incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and any award granted hereunder and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan or any award granted hereunder. Such determinations of the Board shall be conclusive and shall bind all Persons. Subject to Section 8, the Board also shall



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have the authority, both generally and in particular instances, to waive compliance by any participant with any obligation to be performed by such participant under any award, to waive any condition or provision of any award and to amend or cancel any award (and if any award is canceled, to grant a new award on such terms as the Board shall specify); provided, however, that except as expressly provided in the Plan or in any award granted hereunder, the Board may not take any action with respect to any outstanding award that would adversely affect the rights of the participant under such award without such participant's written consent. Nothing in the immediately preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c) or 6(k).

         The Board may, in its sole discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.       EFFECTIVE DATE AND TERM OF PLAN.

         The Plan shall become effective on the date on which it is approved by the Board.

         Except as otherwise determined by the Board, no awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond such date.

5.       SHARES SUBJECT TO THE PLAN.

         (a) Number of Shares. Subject to adjustment as provided in Section 5(c), the aggregate number of Shares that may be delivered upon the exercise of awards granted under the Plan (the "Option Shares") shall be 3,456,000, of which 2,513,455 may be designated "Regular Option Shares", and of which 942,545 may be designated "Superincentive Option Shares". If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Shares, the number of Shares as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

         (b) Shares to Be Delivered. Shares delivered under the Plan shall be authorized but unissued Shares or, if the Board in its sole discretion so decides, previously issued Shares acquired by the Company and held in its treasury. No fractional shares of Shares shall be delivered under the Plan.

         (c) Changes in Shares. In the event that the Company (i) pays a dividend or makes a distribution on the Shares in Shares, (ii) subdivides its outstanding Shares into a greater number of Shares, (iii) combines its outstanding Shares into a smaller number of Shares, (iv) makes a distribution on the Shares in shares of its capital stock other than Shares, (v) issues by reclassification of its Shares any shares of its capital stock, (vi) changes its capital stock, then the



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number and kind of shares of capital stock or other securities of the Company subject to awards then outstanding or subsequently granted under the Plan, or
(vii) effects a recapitalization, the exercise price of any such awards affected under (i) through (vii) and the maximum number of shares of capital stock or other securities that may be delivered under the Plan and other relevant provisions shall be appropriately adjusted by the Board in an equitable manner which provides similar treatment to similarly situated participants, and the Board's determination shall be binding on all Persons.

         The Board may also adjust the number of shares of capital stock or other securities subject to outstanding awards and the exercise price and other terms of outstanding awards, to take into consideration changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions, recapitalizations or dispositions of stock or property or any other event, in each case if it is determined by the Board that such adjustment is necessary, advisable or appropriate in an equitable manner which provides similar treatment to similarly situated participants so that the options granted hereunder constitute a continuing incentive; provided, however, that without the consent of the participant, no such adjustment shall be made in the case of an incentive option if it would constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the Code.

6.       TERMS AND CONDITIONS OF OPTIONS.

         (a) Exercise Price of Options. The exercise price of each option shall be determined by the Board, but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent stockholder) of the fair market value of the Shares at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent stockholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in Section 424(d) of the Code is deemed to own, shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, any of its parent corporations or any of its Subsidiaries.

         (b) Duration of Options. An option shall be exercisable ("Vested") during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent stockholder" as defined Section 6(a)) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted.

         (c) Exercise of Options.

                  (i) An option shall become Vested at such time or times and upon such conditions as the Board shall specify; provided, however, that the Board shall not change the vesting provisions set forth in any stock option certificate or grant following its issuance in a manner that adversely affects the holder thereof. Without limiting the generality of the foregoing, the Board may specify a different time or times and different conditions with respect to the exercisability of options, which shall be set forth in the stock option certificate,



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         for Regular Option Shares and for Superincentive Option Shares granted in the same stock option award. In the case of an option not immediately Vested in full, the Board may at any time accelerate the time at which all or any part of the option may become Vested.

                  (ii) During the participant's lifetime, an option may be exercised only by the participant (unless the participant is declared legally incompetent and a legal representative has been appointed for the participant, in which event the option may be exercised on the participant's behalf by such legal representative).

                  (iii) Any Person entitled to exercise any option in accordance with the terms of the option may exercise such option by delivering to the Company a written notice signed by such Person, which notice shall be accompanied by (A) such documents as may be required by the Board and (B) payment in full as specified in Section 6(d) for the number of Shares for which such option is exercised. Such notice shall state the number of Shares in respect of which such option is being exercised and shall contain the acknowledgment and agreement of the participant (or the participant's legal representative, executor, administrator or heirs, if applicable) that such Shares are subject to the Stockholders Agreement (as defined below). The Company shall not be obligated to deliver any certificates representing any Shares to be issued upon the exercise of such option until the Company receives a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares are subject to all the provisions of the Stockholders Agreement and that such Person is bound thereby as a holder of Shares.

                  (iv) In the case of any option that is not an incentive option, the Board shall have the right to require the participant exercising such option to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any certificates representing any Shares to be issued upon the exercise of such option. If permitted by the Board, either at the time of the grant of such option or the time of exercise of such option, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Shares owned by such participant having a fair market value equal to such withholding obligation or (B) requesting that the Company withhold from the Shares to be delivered upon the exercise of such option a number of Shares having a fair market value equal to such withholding obligation.

                  In the case of any incentive option, if at the time such option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Shares to be issued upon exercise of such option, the Board may require as a condition of exercise that the participant exercising such option agree
         (A) to satisfy any withholding obligations arising in connection with the exercise of such option in accordance with the rules described in the immediately preceding paragraph and (B) with respect to any withholding obligations that may arise in connection with a disposition of Shares to be issued upon exercise of such option, (1) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Shares received upon exercise



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         of such option, (2) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax and (3) to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

                  (v) If any Person other than the applicable participant attempts to exercise any option in accordance with this Section 6(c), the Company shall be under no obligation to deliver Shares pursuant to the exercise of such option until the Company is satisfied as to the authority of the Person exercising such option.

         (d) Payment for and Delivery of Shares. Shares purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company;
(ii) if so permitted by the Board (which, in the case of any incentive option, shall specify such method of payment at the time of grant), (A) through the delivery of Shares (which, in the case of Shares acquired from the Company, shall have been held for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price,
(B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or
(C) by any combination of the permissible forms of payment; or (iii) if so permitted by the Board, by delivery of a promissory note in a form acceptable to the Board, plus any consideration required by law to be paid in cash.

         (e) Rights as Stockholder, Delivery of Shares. A participant shall not have the rights of a stockholder with regard to awards under the Plan unless and until a certificate or certificates representing the purchased Shares are duly issued and delivered to the participant. No adjustment shall be made for dividends or other rights for which the record date is prior to the date upon which such stock certificate is issued.

         Upon exercise of any option, the Company shall not be obligated to deliver any certificates representing the Shares to be issued delivered upon the exercise of such option (i) until, in the opinion of the Company's counsel, the Act and all other applicable federal, state and foreign laws and regulations have been complied with, (ii) if the outstanding Shares are at the time listed on any stock exchange, until the specific Shares to be issued have been listed or authorized to be listed on such exchange upon official notice of issuance and
(iii) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Shares has not been registered under the Act, the Company may require, as a condition to exercise of such option, (A) such representations, warranties or agreements as the Company may deem necessary or desirable in order to assure compliance with the Act and all other applicable federal, state and foreign laws and regulations or as may otherwise be reasonably requested by the Company and
(B) that the certificates evidencing the Shares to be issued upon the exercise of such option bear an appropriate legend restricting transfer.

         (f) Nontransferability of Awards; Transfer of Shares. Except as otherwise set forth in a stock option award, no award may be transferred other than by will or by the laws of descent and distribution.



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         In the absence of an effective registration statement under the Act relating to a transfer of Shares purchased upon the exercise of an award hereunder, the Company shall not be required to register such transfer of Shares on its books unless the Company shall have been provided with a legal opinion satisfactory to the Company in form and substance from counsel reasonably satisfactory to the Company prior to such transfer that registration under the Act is not required in connection with the transaction resulting in such transfer. Each certificate evidencing such Shares or issued upon any transfer of such Shares shall bear an appropriate restrictive legend, except that such certificate shall not bear such a restrictive legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Act. Nothing in this paragraph shall modify or otherwise affect the provisions applicable to the Option Shares under, or the obligations of the participants pursuant to, the Stockholders Agreement.

         (g) Death. Except as otherwise set forth in a stock option award, if a participant dies, each award held by such participant immediately prior to his death may be exercised, to the extent it was Vested immediately prior to such participant's death, by his executor or administrator, or by the Person or Persons to whom the award is transferred by will or the applicable laws of descent and distribution, at any time on or prior to the earlier of (i) the date which is 180 days after such participant's death or (ii) the Final Exercise Date. Except as otherwise set forth in a stock option award, all awards held by a participant immediately prior to his death that are not then Vested shall terminate on the date of such participant's death.

         (h) Termination for Cause. Except as otherwise set forth in a stock option award, if any employee's employment with the Company or any of its Subsidiaries is terminated for Cause (as defined below), all Vested and unexercisable awards held by such employee shall terminate immediately upon such employee's discharge.

         Except as otherwise set forth in a stock option award, the following events or conditions, as determined by the Board in its reasonable judgment, shall constitute "Cause" for termination: (i) participant's willful failure to perform the duties of his employment in any material respect, which willful failure is not remedied within thirty (30) days after receipt of written notice from the Company, (ii) malfeasance or gross negligence in the performance of the participant's duties of employment, which malfeasance or gross negligence is not remedied within thirty (30) days after receipt of written notice from the Company, (iii) the participant's conviction of a felony under the laws of the United States or any state thereof (whether or not in connection with his employment), or (iv) the participant's disclosure of confidential information respecting the Company's business to any individual or entity which is not in the performance of the duties of his employment.

         (i) Other Termination. Except as otherwise set forth in a stock option award, if any employee's employment with the Company and its Subsidiaries terminates for any reason other than death or termination for Cause, then (A) any award held by such employee that is not Vested prior to the date of such termination of employment shall immediately terminate and (B) any award held by such employee that is Vested prior to the date of such termination of employment shall continue to be Vested at any time on or prior to the earlier of (1) the date that is 90 days after the date of such termination of employment (or such later date as the Board may determine or as may be set forth in such award) or
(2) the Final Exercise Date.


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         After completion of the 90-day period referred to in clause (B) above
(or any applicable longer period), each such award shall terminate to the extent not previously exercised, expired or terminated, unless otherwise specified in the stock option award. For purposes of this Section 6(i), employment shall not be considered terminated (1) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (2) in the case of a transfer of employment between the Company and any of its Subsidiaries or between any of its Subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an award in a transaction to which Section 424(a) of the Code applies.

         (j) Termination of Service of Non-Employees. In the case of any participant who is not an employee of the Company or any of its Subsidiaries, provisions relating to the exercisability of awards following termination of service shall be specified in the stock option award; provided, however, that if such provisions are not so specified, then upon the termination of service of such participant, all awards held by such participant shall be subject to the provisions of Sections 6(h) and 6(i).

         (k) Mergers, etc. Except as otherwise set forth in any stock option award, in the event of a consolidation or merger in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company, all outstanding awards shall thereupon terminate; PROVIDED, HOWEVER, that at least 20 days prior to the effective date of any such merger or consolidation, the Board, in its sole discretion, may either (i) make all outstanding awards Vested immediately prior to consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation or other related entity, arrange, subject to consummation of such merger or consolidation, to have such corporation or related entity or an affiliate of such corporation or related entity grant to participants replacement awards which provide similar treatment and comparable value to similarly situated participants and which, in the case of incentive options, satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code.

         The Board may grant awards under the Plan in substitution for awards held by employees, consultants or advisers of another corporation who concurrently become employees, consultants or advisers of the Company or any of its Subsidiaries as the result of a merger or consolidation of such other corporation with the Company or any of its Subsidiaries, or as the result of the acquisition by the Company or any of its Subsidiaries of property or stock of such other corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

7.       CERTAIN RIGHTS.

         Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as a director of, an employee of, or consultant or adviser to, the Company, any parent of the Company or any Subsidiary or affect in any way the right of the Company, any of its parents or any of its Subsidiaries to terminate such participant at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of any termination of the


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relationship of any participant, even if such termination is in violation of any obligation of the Company to such participant by contract or otherwise.

8.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.

         Neither the adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Shares as a bonus or otherwise or to adopt other plans or arrangements under which Shares may be issued.

         The Board may at any time discontinue granting awards under the Plan. With the written consent of any participant, the Board may at any time cancel in whole or in part any existing award held by such participant and grant another award for such number of Shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; provided, however, that except as expressly provided in the Plan or in any award granted hereunder, no such amendment shall adversely affect the rights of any participant (without the written consent of such participant) under such award.

9.       DEFINITIONS.

         "Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Board" has the meaning set forth in Section 3.

         "Cause" has the meaning set forth in Section 6(h).

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" has the meaning set forth in Section 3.

         "Company" has the meaning set forth in Section 1.

         "Final Exercise Date" has the meaning set forth in Section 6(b).

         "Incentive Option" has the meaning set forth in Section 1.

         "Option Shares" has the meaning set forth in Section 5(a).

         "Participants" has the meaning set forth in Section 2.

         "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or entity, or any government, or department or agency thereof, or any other similar entity.



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         "Plan" has the meaning set forth in Section 1.

         "Regular Option Shares" has the meaning set forth in Section 5(a).

         "Shares" has the meaning set forth in Section 1.

         "Stockholders Agreement" means the 1999 Stockholders' Agreement dated as of September 23, 1999, as amended and in effect from time to time, among the Company and the other parties named therein.

         "Subsidiary" means any Person of which the Company at the time (a) shall own, directly or indirectly through a Subsidiary, at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) shall control the board of directors of such Person.

         "Superincentive Option Shares" has the meaning set forth in Section
5(a).

         "Vested" has the meaning set forth in Section 6(b).



As of September 23, 1999



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